Exhibit 10.10


              Exhibit 10.10 Credit Agreement, dated April 25, 2005.

                                CREDIT AGREEMENT
                                ----------------

     This Credit Agreement ("Agreement"), dated as of April 25, 2005, is by and among ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP., a Colorado corporation ("Company"), GDBA INVESTMENTS, LLLP, a Colorado limited liability limited partnership, G. BRENT BACKMAN, and KAREN A. BACKMAN (collectively "Guarantor") and VECTRA BANK COLORADO, NATIONAL ASSOCIATION ("Lender").

                                    RECITALS:
                                    ---------

     A. Company is engaged in the business of acquiring parcels of real estate throughout the lower 48 states of the United States for build-to-suit small box retail real estate construction projects to be leased and/or sold to various credit tenants.

     B. Company has applied to Lender for a guidance line of credit facility for individual development and construction loans to be made to the Company and its operating subsidiaries, which, in the aggregate will not exceed $10,000,000.00 ("Loans") for the purpose of acquiring parcels of land and to pay for the costs incurred in the development and construction of the improvements required under the leases to be approved by Lender, all in accordance with plans and specifications to be approved by Lender.

         C. Lender has agreed to make a credit facility available to Company, subject to Lender's credit approval and underwriting of the economics of each such project, including, without limitation, Lender's approval of the lease, budget, schedule, appraisal, construction contracts, title, zoning, environmental condition and other aspects of each project, on the terms and conditions stated herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT:
                                   ----------
Section 1. Definitions.
-----------------------

The following words shall have the following meanings when used in this Agreement.

     "Advance" or "Advances" shall mean a disbursement or disbursements made under any Loan pursuant to the terms of the Loan Documents for the Project and this Agreement.

     "Agreement" shall mean this Credit Agreement as may be amended or modified from time to time, together with all exhibits and schedules attached to this Agreement from time to time.

     "Approved Appraisal" shall mean an appraisal of the Project (i) ordered by the Lender, (ii) prepared by an appraiser satisfactory to the Lender, (iii) prepared in accordance with the requirements of Section 3.3, (iv) in compliance with all federal and state standards for appraisals, (v) reviewed and approved by the Lender and (vi) in a form and substance satisfactory to the Lender in its sole discretion.

     "Approved Leases" shall mean the lease for the Project approved by Lender subsequent to the Closing Date as more fully provided herein.

     "Borrower" shall mean the Company and each operating subsidiary of the Company formed for each Project, collectively.

     "Borrower's Deposits" shall mean such cash sums as may be deposited or may be required to be deposited into the Collateral Account, including, but not limited to, the proceeds from insurance claims, and additional sums deposited by Borrower as required in this Agreement.

     "Borrower's Equity" shall mean the capital infusion contributed or to be contributed by Borrower into the Project in the form of cash or Subordinated Debt prior to any Advance under the Project Loan which shall be in the amount not less than if Project Costs are equal to or less than the appraised value as stated in the approved Appraisal, twenty-five percent (25%) of the Project Costs up to the appraised value of the Real Property plus 100% Project Costs in excess of the appraised value of the Real Property. In addition to the Borrower's Equity requirement, the Borrower is obligated to fund cost overruns as provided in Section 4.5 below.

     "Business Day" means (i) with respect to any borrowing, payment or rate as provided in the Note, a day (other than a Saturday or Sunday) on which banks generally are open in Denver, Colorado for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day other than a Saturday, Sunday or any other day on which national banking associations are authorized or obligated to close.

     "Certified" shall mean, in connection with any document or instrument to be delivered to Lender, that the same is certified by a principal of Borrower, that such document or instrument is true, complete and correct.

     "Closing Date" shall mean the date of the first Advance under each Loan.

     "Collateral" shall mean the Real Property, the Improvements, the Collateral Account, and all other real and personal property in which Lender has obtained a lien, security interest or assignment as described in any and all of the Security Documents.

     "Collateral Account" shall mean a depository account to be opened and maintained with Lender into which Lender may deposit Advances and in which Borrower may be required, under the terms contained herein to deposit Borrower's Deposits and other sums as described herein.

     "Completion Date" shall mean the date not later than the date scheduled for occupancy of the Lessee under that applicable Approved Lease.

     "Construction Contracts" shall mean the construction and development contracts between Borrower or its agents and all Contractors and other persons for the construction of the Improvements, including, with limitation, the General Contractor's Contract as may be amended from time to time with Lender's consent as provided herein.

     "Contractors" shall mean the General Contractor and all architects, engineers, subcontractors, sub-subcontractors, material suppliers or any other party who might now or may in the future claim or have the right to claim a mechanic's lien upon all or any portion of the Project.

     "Debt Service Coverage Ratio" means, for any period, the ratio calculated by dividing the (i) proforma NOI of the Approved Lease before interest expense, capitalized interest, taxes, amortization and depreciation for such period by
(ii) the amount equal to the principal and interest payments that would be due and payable during a one year period based upon the amount necessary to fully amortize a hypothetical loan in an amount equal to the Maximum Project Loan Amount, using both (a) an interest rate equal to 2.20% plus the three-month average Treasury rate (for treasuries having a ten (10) year maturity) as of the last day of the most recent calendar month in equal installments over an assumed amortization period of 25 years ("DSCR(a)"), and (b) an interest rate equal to 6.0% plus the three (3) month average Treasury rate (for treasuries having a ten
(10) year maturity) as of the last day of the most recent month in equal installments over an assumed amortization period of 25 years ("DSCR(b)").

     "Deed of Trust" shall mean the deed of trust (or if approved by Lender, a mortgage) to be delivered to Lender at each Closing for each Loan encumbering the Real Property and the Improvements of the Project given by the owner for the benefit of Lender, as the same may be amended, modified, extended, renewed, restated, supplemented or partially released from time to time.

     "Event of Default" shall mean and include any of the Events of Default set forth below in the section titled "Events of Default."

     "GAAP" shall mean generally accepted accounting principals consistently applied.

     "GDBA" shall mean GDBA Investments, LLLP, a Colorado limited liability limited partnership.

     "General Contractor" shall mean any contractor selected by Borrower and approved by Lender to act as the general contractor for any Project.

     "Governmental Authority" shall mean the governmental or quasi-governmental agency or board having zoning and land use authority over the Real Property.

     "Guaranty" shall mean the Unconditional Continuing Guaranty of Payment executed by the Guarantor.

     "Guarantor" shall mean, collectively, GDBA Investments, LLLP, G. Brent Backman and Karen A. Backman.

     "Improvements" shall mean the buildings and all improvements located on the Real Property including, without limitation, foundations, all structural, heating, air conditioning, ventilation and electrical improvements, all tenant finish improvements, and the Improvements to be constructed with the proceeds of the Loan.

     "Inspector" shall mean the consulting firm hired by Lender, at Borrower's expense, to perform periodic observations of the Project and to advise Lender as to conformance of the Improvements, as constructed, with the Construction Contracts. The initial Inspector shall be as designated by Lender, and may be changed from time to time in Lender's absolute discretion.

     "Interest Rate" shall mean the rate of interest to accrue on the Obligations, which shall be the London Inter Bank Offered Rate plus 225 basis points to be adjusted monthly as more fully provided in the Notes.

     "Lender" shall mean Vectra Bank Colorado, National Association, and its successors and assigns.

     "Lessee" shall mean any one or more persons or entities who lease or occupy space within the Project under an Approved Lease.

     "Liquidity" shall mean, at any time, the sum of (i) the unencumbered cash of Guarantor, (ii) the value of the unencumbered cash equivalents (as determined in accordance with GAAP) of Guarantor that are acceptable to Lender and (iii) the value of any marketable securities owned by Guarantor that are acceptable to Lender (Lender shall determine whether a security is marketable in its reasonable judgment) that are not pledged as security for other debts; provided that Liquidity shall not include amounts that Guarantor may be entitled to Borrow under any lines of credit or other lending arrangements. Liquidity shall be determined by Lender quarterly based upon the most recent bank and brokerage account statements of Guarantor delivered to Lender pursuant to this Agreement.

     "Loan Documents" shall mean collectively this Agreement, all promissory notes for the Loans, all construction loan agreements for each Project, the Security Documents, and any other document now or hereafter evidencing or securing the Loan as may be hereafter modified or amended.

     "Loan Expenses" shall mean all expenses, charges, costs and fees of Lender referred to or necessitated by the terms of this Agreement, including, without limitation, all recording and registration fees, charges and taxes, title insurance charges and premiums, legal fees and disbursements of counsel for Lender, documentation and processing fees, copying expenses, courier charges for delivery of documents, loan commitment fees, costs of consultants retained by Lender, long-distance telephone charges, costs of surveys, environmental audit expenses, fees of any architect or engineer and other professional retained by Lender in connection with this Agreement, costs of premiums on surety company bonds, appraisal fees and out-of-pocket expenses of Lender in administering this Agreement, regardless of whether incurred before or after the Closing Date.

     "Material Adverse Event" shall mean any circumstance, occurrence or event which, in the reasonable discretion of Lender, may materially and adversely affect the present or prospective financial condition or operations of Borrower or Guarantor or materially impair the ability of Borrower or Guarantor to perform its obligations under the Loan Documents.

     "Maturity Date" shall mean the maturity date stated in the Note evidencing each Loan.

     "Maximum Project Loan Amount" shall mean the maximum principal amount of each Loan for each Project determined by Lender in accordance with Section 2.2 regardless of the amount actually disbursed.

     "NOI" shall mean the proforma, gross income from the Project based upon actual lease rates contained in the Approved Lease, annualized, less all Operating Expenses, as reasonably determined by Lender.

     "Note" or "Notes" shall mean the promissory note(s) for each Loan executed in connection with each Project payable to the order of Lender in the Maximum Project Loan Amount as may be amended, modified, extended, renewed, restated or supplemented from time to time.

     "Obligations" shall mean all of the direct and indirect, matured or unmatured financial and other obligations, covenants and agreements to be performed by Borrower to or for the benefit of Lender under any of the Loan Documents, including, without limitation, Borrower's obligation to repay to Lender all principal and interest due under each Loan.

     "Operating Expenses" shall mean all actual ordinary and normal expenses computed on a rolling four quarter basis of the operation of the Real Property and shall include amounts reasonably estimated by Borrower to be reserved for the payment of taxes, insurance, security deposits and similar current liabilities, including any management fees.

     "Project(s)" shall mean the performance of, as distinct separate projects,
(i) the acquisition of a parcel of Real Property in connection with an Approved Lease, and (ii) the development and construction of the Improvements in connection with leasing of such Real Property to be completed by the landlord under an Approved Lease entered into subsequent to the Closing Date, all to be accomplished in accordance with the Project Budget, the Project Schedule, and the Project Plans and Specifications.

     "Project Budget" shall mean a budget prepared for each Project, approved by Lender as provided herein, for the costs of acquiring the Real Property and the development and construction of the Improvements for those specific line items and in amounts not to exceed the amounts shown in the Project Budget or for the costs of the construction of the Improvements under an Approved Lease for each Project.

     "Project Costs" shall mean the total costs of each Project as reflected in the Project Budgets, including land, hard costs, soft costs, loan fees and leasing commissions.

     "Project Plans and Specifications" shall mean all plans, specifications, engineering studies and other construction documents approved by Lender for each Project for the construction of the Improvements as may be amended from time to time with Lender's consent.

     "Project Schedule" shall mean the construction schedule prepared by Borrower for each Project, which shall be subject to approval by Lender, together with any amendments thereto approved by Lender.

     "Real Property" shall mean the real estate acquired for the Project and all Improvements.

     "Security Documents" shall have the meaning ascribed in Section 3.1 hereof.

     "Subordinated Debt" shall mean any indebtedness of the Borrower owed to Company or any Guarantor invested into the Project to pay the acquisition, development and/or construction costs related to the Project that is expressly subordinated and made junior to the payment and performance in full of the Obligations, both in payment and in lien priority, pursuant to subordination agreements in a form satisfactory to Lender.

     "Title Company" shall mean a title company selected by Lender to insure the priority of the Deed of Trust for the Project.

Section 2. Loan Commitment; Project Approval.
---------------------------------------------

Lender and Borrower agree that Lender's obligation to make Loans to or for benefit of Borrower is subject to the following terms and conditions.

2.1  Underwriting and Credit Approval.
--------------------------------------

Lender shall have no obligation to make any Loan or Advances until and unless Lender has completed its credit analysis of the Project and has approved the Loan under the Lender's then existing credit standards and policies. Lender shall have reviewed and approved all aspects of the Project as more fully provided herein, including without limitation each of the following: Approved Appraisal, Project Budget, Project Schedule, Construction Contracts, Approved Lease, Project Budget, General Contractor, Project Condition and all of the conditions to initial disbursement as provided below. Lender offers no assurance that any individual Project will be approved. Lender shall be under no obligation to approve any particular Project. Lender shall be under no obligation to make a Loan unless and until it has approved the Project, and then the closing and funding of the Loan shall be subject to the conditions set forth in Sections 2, 3 and 4 below.

2.2  Conditions for Project Approval.
-------------------------------------

In addition to all other conditions for Advances contained in this Agreement and the Loan Documents, the following conditions precedent shall apply to Lender's approval for each Project:

          a. Project Type. The proposed Project must be for a pre-leased, build-to-suit retail, commercial or industrial construction project, located within the lower 48 states of the continental United States, for either (i) small box retail for a nationally or regionally recognized franchise from a franchiser approved by Lender (which can include, but not limited to Family Dollar, Advanced Auto Parts, IHOP, Lone Star Steak House and Grease Monkey) or (ii) for a "tunnel" full service car washes. No residential, hotel or motel projects shall qualify.

          b. Approved Lease. No Loan shall be approved for any Project unless and until Borrower has obtained a lease for the Project and the lease and the prospective tenant have been approved by Lender as an Approved Lease under Section 2.3 below. There shall have occurred no event of default or breach under the Approved Lease and no Material Adverse Event shall have occurred affecting the Lessee under the Approved Lease.

          c. Borrower Due Diligence. Borrower shall have delivered to Lender a copy of the Project due diligence gathered by Borrower, including the following:

           1.   Lease for Project
           2.   Market overview
           3.   Description of the development site
           4.   Development plan
           5.   Financial model and projections
           6.   Capital requirements
           7. Company history and background, including previous financing rounds
           8.   Management overview and biographies
           9. Financial statement information including tax returns of the developer and franchisee/tenant.
           10.  Tenant references

          d. Budget. Borrower shall have submitted to Lender a proposed budget for the Project itemizing the gross costs, including the direct or indirect costs for the acquisition of the Real Property and the construction of the Improvements for the Approved Lease, certified by Borrower, which shall be in a form and content satisfactory to Lender and shall be subject to approval by Lender. Borrower shall have submitted the Project Schedule for the Project to Lender for its approval.

          e. Construction Contracts. Lender shall have received certified copies of the true, accurate and complete copies of the Construction Contracts, the form and content of which shall be subject to Lender's approval. The Construction Contract of the General Contractor shall be a firm and binding fixed price contract for the construction of the Improvements. Thereafter, such Contracts shall remain in full force and effect and no Material Adverse Event shall have occurred affecting any of such Construction Contracts.

          f. Approved Appraisal. Lender shall have received, obtained and approved an Approved Appraisal for the Project.

          g. Maximum Project Loan Amount. Each Loan shall be for an amount, determined by Lender, not to exceed the lesser of 75% of the appraised value of the Real Property under the Approved Appraisal for the Project or 75% of the Project Costs.

          h. Debt Service Coverage Ratio. The Approved Lease must reflect a pro forma NOI, as determined by Lender, that is in compliance with the Debt Service Coverage Ratio. For a lease to be approved, the Debt Service Coverage Ratio using the DSCR(a) formula must equal or exceed 1.25 to 1 and the Debt Service Coverage Ratio using the DSCR(b) formula must equal or exceed 1.0 to 1.

     Lender shall have ten days after receipt of all of the information required above in which to review and approve or reject the proposed Project. If Lender fails to respond within such ten (10) days, the proposed project and the proposed lease shall be deemed as having not been approved by Lender. Even if approved, the Lender's obligation to disburse funds under a Loan for an approved Project shall be subject to the terms and conditions stated in Section 3 below.

2.3  Approval of Leases.
------------------------

All new proposed leases and each proposed tenant for each Project must be pre-approved by Lender in accordance with the following:

          a. The lease must be a bona fide lease executed in Borrower's ordinary course of business.

          b. Lender must have received a complete copy of the proposed lease (together with all exhibits, work orders and other related documents) to be executed by the Lessee and Borrower, clearly specifying the rental rate and all free rental periods, concessions and commissions related to the lease.

          c. Unless disclosed to and approved by Lender, the Lessee must be a person or entity who is not affiliated with or controlled by or under common control with Borrower, any member of Borrower or Guarantor.

          d. The term of the Lease must be for a minimum of 10 years from the date of completion.

          e. The rental rate of the Lease must reflect a proforma NOI that will, upon completion, comply with the Debt Service Coverage Ratio. For a lease to be approved, the Debt Service Coverage Ratio using the DSCR(a) formula must equal or exceed 1.25 to 1 and the Debt Service Coverage Ratio using the DSCR(b) formula must equal or exceed 1.0 to 1.

          f. The terms of the lease, including without limitation, the subordination language, shall be acceptable to Lender.

          g. The present and future financial condition and business prospects of the proposed tenant shall be acceptable to Lender and Lender shall have received financial statements and a credit bureau report on the proposed tenant.

          h. Any additional information reasonably requested by Lender concerning the proposed tenant or the terms of the lease.

2.4  Note; Payment Terms.
-------------------------

Each Loan shall be evidenced by a Note to be executed at closing of each loan and shall be payable upon the terms provided therein, which may include, but not be limited to, the following:

          a. As more fully provided in the Notes, interest shall accrue at the Interest Rate.

          b. All accrued and unpaid interest shall be due and payable monthly commencing on the 30th day after the date of the Note.

          c. If not sooner paid, the entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable under each Note shall be due and payable in full on the date that is the twelfth month anniversary of the date of the Note; provided, however that each Note shall have a single six-month extension option subject to the following conditions that must be satisfied as determined by the Lender: i. the completion of the Project is scheduled to be completed in compliance with the Project Budget and the Project Schedule, ii. the Lessee is in compliance with the Approved Lease, no event of default or breach has occurred under the Approved Lease, no material adverse event shall have occurred affecting the Lease and the Lessee shall not have the option to terminate the Approved Lease, iii. there shall have occurred no Event of Default nor shall there have occurred any event that with the passage of time or giving of notice, or both, would constitute an Event of Default, and iv. Borrower shall have paid the extension fee as defined in section
     2.6 below.

2.5  Expiration of Facility.
----------------------------

This facility shall expire twelve (12) months from the date hereof at which time Lender shall have no obligation to review or approve any additional Projects, but the Loan Documents shall remain in full force and effect until paid in full.

2.6  Loan Fees and Expenses.
----------------------------

          a. On the date of Closing, Borrower shall pay to Lender a non-refundable loan fee for each Loan in the amount of 1/2 of one percent of the Maximum Project Loan Amount.

          b. On the date of Closing, Borrower shall pay to Lender all Loan Expenses.

          c. For any extension approved by Lender, subject to the conditions stated herein, for any Note, an extension fee of 1/4 of one percent of the Maximum Project Loan Amount.

Section 3. Conditions Precedent to Closing of Each Loan.
--------------------------------------------------------

Lender shall have no obligation to make the initial Advance under a Loan for a Project approved by Lender on the Closing Date, unless Lender has approved the Project, the Approved Lease, the Project Budget and Project Schedule as provided in Section 2 above and, in addition, each of the following conditions precedent have been strictly satisfied or have been waived by Lender:

3.1 Loan Documents.
-------------------

Borrower and Guarantor, where appropriate, shall have executed and delivered any and all documents and instruments requested by Lender in a form and substance satisfactory to Lender, in Lender's sole discretion, to evidence and secure the Loan, including, without limitation, the following:

          a. A promissory note for the Loan;

          b. A construction loan agreement for the Project;

          c. The following security instruments ("Security Documents"):

                    (1) A first priority lien Deed of Trust encumbering the Real
               Property and the Improvements;

                    (2) The Financing Statements;

                    (3) A Security Agreement encumbering all personal property related to the Project;

                    (4) A Pledge Agreement for the Collateral Account;

                    (5) A valid and effectual Present Assignment of Rents and
               Leases;

                    (6) A valid and effectual Assignment of all Project Plans
               and Specifications and Construction Contracts;

                    (7) Any other documents which Lender may reasonably request of Borrower as necessary, supplementary or convenient to perfect Lender's security interest in the Collateral.


3.2 Loan Fee/Expenses.
----------------------

At the closing, Borrower shall pay to Lender the Loan fees and all of Lender's out-of-pocket Loan Expenses incurred in connection with the closing of the Loan and the closing of the initial Advance.

3.3 Appraisal.
--------------

Lender shall have received an Approved Appraisal of the Real Property certified to Lender and issued by an MAI designated appraiser chosen by Lender containing a final dollar estimate of the market value of the Real Property, as completed, as leased, with appropriate discounting, and conforming with Lender's underwriting standards and rules and regulations of the Office of the Comptroller of the Currency. The appraisal shall be reviewed by and found to be satisfactory to Lender in its sole discretion. The maximum amount of the principal balance of the Loan shall not exceed a loan-to-value ratio stated in
Section 2.2 above and thereafter the maximum amount of the principal balance of the Loan shall not exceed the loan-to-value ratio stated in Section 2.2 above.

3.4 Plat.
---------

Lender shall have received a copy of all plats, planned unit development maps, planned building group maps, and preliminary or final site development plans for the Real Property.

3.5 Survey/Flood Hazard.
------------------------

Lender shall have received a land survey plat certified to Lender and the Title Company prepared and certified by a professional land surveyor licensed in the state where the Project is located, which shall be prepared in accordance with the ALTA/ASCM standards for urban surveys including items 1-13 on Table A. Lender shall have received a certification, from a company of its choice, certifying that no portion of the Real Property is located within a Federal Emergency Management Agency identified flood plain area and state the map number or within any other flood hazard area.
3.6 Title.
----------

Borrower shall hold fee simple title to the Real Property, subject only to the exceptions to title approved by Lender.

3.7 Title Insurance.
--------------------

Lender shall have received a title insurance commitment from the Title Company in form and substance satisfactory to Lender, together with legible copies of all documents affecting title, in which the Title Company has committed to insure the lien of the Deed of Trust for the benefit of Lender as a first priority lien encumbering the Real Property and Improvements under an ALTA loan policy 1992 form, subject to no exceptions other than to those which Lender has specifically consented to in writing ("Permitted Exceptions") and such other endorsements as Lender may request. The title commitment shall call for the deletion of all standard preprinted exceptions (including survey exceptions). At Lender's option, the policy to be issued will provide mechanics lien coverage. The title commitment may contain a pending disbursement clause acceptable to Lender. The title commitment shall require the policy to contain such endorsements as Lender may request. The commitment will be accompanied by such re-insurance and co-insurance agreements and endorsements as Lender may require.

3.8 Plans / Specs / Engineering Reports.
----------------------------------------

Borrower shall have delivered to Lender the Project Plans and Specifications approved by the required Governmental Authorities, which shall be in a form and content satisfactory to Lender and shall be subject to approval by Lender. Lender shall have received all engineering reports and other reports, data and information required by Lender to indicate that the Real Property is suitable for its intended use, without extraordinary land preparation or expense. Any recommendation in such reports must have been complied with or incorporated into the Project Plans and Specifications.

3.9 Environmental Compliance.
-----------------------------

Lender shall have received a current Phase I environmental audit of the Real Property in a form and substance acceptable to Lender, issued by an environmental engineering firm acceptable to Lender, prepared in accordance with the ASTM standards for environmental site assessments. The environmental assessment shall indicate that the Real Property and Improvements do not contain, incorporate nor is threatened by contamination from any hazardous materials and/or hazardous substances, including, but not limited to, asbestos, PCBs, underground storage tanks, ground water or soil contamination, and that the Real Property does not contain any wetlands or endangered species habitat. In the event that the environmental audit indicates that further sampling and analysis is warranted, Lender may require further testing and evaluation at Borrower's expense. If the environmental reports or audits disclose risk of environmental liability or if the auditors make recommendations regarding the abatement or removal of hazardous materials or substances, Lender may refuse to make Advances or disbursements until such risk has been removed or Borrower has performed all measures recommended by the auditor. At closing, Borrower shall have executed and delivered to Lender an environmental indemnity agreement (which may be contained in the construction loan agreement) indemnifying Lender against all environmental risks and liabilities, in a form acceptable to Lender.

3.10 Zoning.
------------

Lender shall have received evidence that the Real Property is properly zoned for the Improvements and their intended use and that such zoning is final and not subject to challenge.

3.11 Mechanic's Lien Waivers.
-----------------------------

Lender shall have received the lien waivers for any work performed or materials supplied by Contractors prior to the Closing Date.

3.12 Insurance.
---------------

Lender shall have received evidence of insurance as required in any of the Loan Documents. All evidence of insurance shall be on an ACCORD 27 form.

3.13 Utilities.
---------------

Lender shall have received evidence that all utilities and services to the Real Property, including, without limitation, water, sewer, gas and electric, and telephone are available in amounts sufficient to service the on-site Improvements for their intended use.

3.14 Permits.
-------------

Lender shall have received a copy of grading, building and any other permit required from any Governmental Authority necessary for the construction of the Improvements and the same shall be in full force and effect.

3.15 Organizational Documents.
------------------------------

Lender shall have received a copy of all organizational documents (including operating agreements if the entity is a limited liability company) of Borrower, and its operating subsidiary that owns the Project and their managing members/managers, and their managing partners evidencing that each of them is validly existing and in good standing under all states in which they are either formed or in which they are conducting business. Lender shall have received certificates of good standing from the secretaries of state or similar governmental authority indicating they are in good standing.

3.16 Borrowing Resolution.
--------------------------

Borrower shall have delivered to Lender a copy of a written consent of its owners/members consenting to (i) Borrower's execution, delivery and performance of the Loan, (ii) the execution and delivery and performance of all of Borrower's obligations under the Loan Documents, and (iii) authorizing the officers of Borrower to request all Advances under the Loan and permitting Lender to rely on the signature of any person purporting to be a manager of Borrower for an Advance under the Loan.

3.17 Legal Opinion.
-------------------

Borrower shall cause its independent legal counsel, acceptable to Lender, to issue and deliver to Lender its legal opinion that Borrower is a duly formed, validly existing corporation in good standing under the laws of the state of Colorado; and that the Loan Documents and the Guaranty have been duly executed and delivered by Borrower and Guarantor and are enforceable in accordance with their terms.

3.18 Representations.
---------------------

All representations and warranties by Borrower shall remain true, correct and complete.

3.19 No Event of Default.
-------------------------

No Event of Default shall exist, and no event shall have occurred or condition exist that, after notice of lapse of time, or both, would constitute an Event of Default.

3.20 Owner's Equity.
--------------------

     Lender shall have received evidence sufficient to indicate that Borrower has invested the minimum Borrower's Equity in the form of cash or Subordinated Debt. If Lender has not received sufficient evidence indicating the minimum Borrower's Equity, Lender may require Borrower to make a Borrower's Deposit to be held by Lender in the Collateral Account and disbursed in accordance with the disbursement procedures contained herein.

3.21 Leases.
------------

Lender shall have received a copy of the executed Approved Lease affecting the Real Property. Lender shall have received a subordination, non-disturbance and attornment agreement, in the form attached hereto as Exhibit B or in such other form acceptable to Lender, executed by the Lessee. No materially adverse event, such as bankruptcy, shall have occurred concerning the Lessee

3.22 GDBA Agreement to Fund.
----------------------------

GDBA shall have delivered to Lender a waiver in a form acceptable to Lender waiving any rights under the Agreement to Fund, dated November 11, 2004, between Borrower and GDBA with respect to the Project. If GDBA has recorded any lien or security interest against the Project, GDBA shall have executed debt and lien subordination agreements, in a form and content acceptable to Lender, in which GBDA shall have agreed that it will not accept payment and will not take any collection actions until the Lender's Loan is paid in full.


3.23 Subordinated Debt.
-----------------------

If any portion of the Borrower's Equity is funded or is to be funded in the form of Subordinated Debt, then Company and/or GDBA, as appropriate, shall have executed debt and lien subordination agreements, in a form and content acceptable to Lender, in which the Company and/or GBDA shall have agreed that it will not accept payment and will not take any collection actions until the Lender's Loan is paid in full.


3.24 Payment and Performance Bonds.
-----------------------------------

Lender shall have received certified copies of all Construction Contracts and a payment and performance bond from the General Contractor for the full amount of the Construction Contract, with a dual oblige endorsement issued to Lender, all in a form and content acceptable to Lender.


Section 4. General Provisions for all Advances.
-----------------------------------------------

4.1 Advances.
-------------

Subject to the strict satisfaction of the conditions contained in this Agreement, Borrower may request and the Lender shall make Advances on each Loan in the manner set forth in each Project Loan, only for the amounts and for the cost items set forth in the Project Budget.

4.2 Satisfaction of Conditions.
-------------------------------

Although Lender shall have no obligation to make any Advance unless and until all of the conditions and prior performances set forth herein have been kept, fulfilled or performed, and until all inspections, certifications, releases, waivers, or paid bills or other requirements set forth herein have been made, delivered and complied with, Lender, at its sole discretion, may make Advances prior to that time without waiving or releasing any of the requirements or conditions of this Agreement; but Borrower shall continue to be strictly obligated and subject thereto, and all such conditions, prior performances and other requirements shall nevertheless be strictly and punctually complied with and fulfilled and performed; and, notwithstanding any such disbursement, Lender, at its sole discretion, may discontinue any further Advances at any time until all of the conditions, prior performances and other requirements of this Agreement have been strictly fulfilled, performed and complied with.

4.3 Excess Advances.
--------------------

Borrower shall immediately repay any Advance received by Borrower in excess of the amount Borrower is entitled to under the provisions of this Agreement.

4.4 Other Discretionary Disbursements/Advances.
-----------------------------------------------

At its discretion, Lender may pay, but shall not be obligated to pay, from the Collateral Account or the undistributed proceeds of any Loan, even without a disbursement request, any of the following: (a) Loan Fees; (b) Loan Expenses;
(c) after an Event of Default, any amounts necessary to remove defects of title to the Real Property, or to pay liens and other encumbrances on the Real Property, which are prior to Lender's interest in the Real Property or which claim a priority over Lender's interest in the Real Property; (d) amounts due and payable to third persons in accordance with the terms and provisions of this Agreement, the Note, or the Loan Documents; (e) amounts to preserve or protect any Collateral securing the Loan in accordance with the terms of this Agreement; and (f) after an Event of Default, amounts necessary to complete the Improvements in accordance with the Construction Contracts and the Project Plans and Specifications. Any such payments shall for all purposes be deemed to be an Advance on the Loan. If the amount so disbursed results in total Advances exceeding the maximum principal amount of the Loan, or if such Advances when added to disbursements requested by the draw documents, exceed such amount, it shall nevertheless be deemed to be subject to the terms and conditions of this Agreement, to accrue interest in the same manner as all other disbursements hereunder, to be repaid by Borrower in the manner set forth herein, and shall be secured by the Collateral. Lender shall be under no obligation to advance to Borrower an amount in excess of the maximum principal amount of the Loan, even if, after making the optional Advances allowed under this Section the remaining Loan funds are inadequate to complete construction of the Project.

4.5 Project Cost Overruns.
--------------------------

If, at any time, the remaining costs of completing any Project exceeds the remaining undisbursed portion of the Loan allocated for that Project, as determined by Lender, whether such increase is a consequence of modifications or amendments to the Construction Contracts or cost overruns, then, Lender shall not be obligated to approve any Advances or further disbursements from the Collateral Account until such time as Borrower has either provided evidence that it has advanced from its own funds all expenses of such cost overruns or has paid additional sums into the Collateral Account as hereinafter provided. Lender shall have the right to demand that Borrower pay into the Collateral Account additional sums as calculated by Lender in its reasonable discretion sufficient to complete the Project in accordance with the Construction Contracts such that the amounts so deposited into the Collateral Account and the remaining undisbursed balance of the Loan allocated to the Project is in an amount that equals or exceeds the revised Project Budget. Lender shall have no obligation to make disbursements from the Collateral Account or make any Advances under the Loan until such funds have been deposited with Lender, as Lender may request from time to time in accordance with the provisions of this Agreement. Such funds shall constitute a portion of Borrower's Deposits. The Collateral Account shall be an account maintained with Lender into which all of Borrower's Deposits shall be deposited and into which Advances on the Loan may be deposited and against which checks may be drawn for the purpose of disbursing the proceeds for the purposes described herein and for the other purposes described in this Agreement. Borrower shall not have the right to withdraw the funds for any purpose. No interest shall accrue on the funds deposited into the Collateral Account. All funds in the Collateral Account are pledged as additional Collateral for the Loan.


Section 5. Responsibility for Completion/Indemnity.
---------------------------------------------------

Lender assumes no responsibility for completion of all or any portion of any Project. Lender shall have no obligation to any person to complete any portion of any Project, to apply undisbursed portions of the Loan to claims outstanding for the construction of any Project, or to exercise any of its rights hereunder. Nothing herein shall be construed as establishing a relationship between the Lender and any other party except the debtor/creditor relationship between Borrower and Lender. Lender shall owe no duty to any person to review any of the Construction Contracts, to insure compliance with Construction Contracts, to inspect the construction of the Improvements, or to warn Borrower or any other party of any defect or mistake in the Improvements. By accepting, reviewing or approving anything to be observed, performed or fulfilled by Borrower, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness, completeness, correctness or legal effect of the same or of any term, provision or condition thereof. All inspections are conducted for the sole benefit of Lender. Neither the Borrower, Guarantor, Contractors, or any contract purchaser or other person may rely, or have any right to rely, upon Lender's determination of the appropriateness of any Advance, approval of any inspection, or Lender's approval of any other matter contained herein. Borrower shall, on demand, indemnify, defend and hold harmless Lender, its agents, participants, affiliates, officers, directors and employees of and from any and all liabilities, claims, demands, actions, causes of action, costs and expenses, including, without limitation, reasonable attorney fees and costs and expenses reasonably incurred in preparing or defending against any litigation or claim, action, suit, proceeding or demand of any kind or character, asserted against Lender or incurred by Lender at any time by reason of, arising out of, or related to, directly or indirectly, the construction of the Project, the condition of the Real Property, or any injury, death or accident occurring on or about the Real Property.

Section 6. Conditions Precedent to Subsequent Disbursements.
------------------------------------------------------------

Lender shall have no obligation to make any disbursements for any Improvements until, as to each such disbursement, all of the following conditions precedent are strictly satisfied, substantial completion being insufficient:

6.1 Prior Conditions.
---------------------

All conditions precedent listed in Sections 2, 3, and 4 have been satisfied and continue to be satisfied on an on-going basis, and any written request by Lender for any updated, additional or revised documentation or information required thereunder has been satisfied within a reasonable time, but not more than ten
(10) days following such request.

6.2 Title Update.
-----------------

If required by Lender, Lender shall have received the title insurance policies excepting from coverage only the permitted exceptions and adding affirmative protection for those matters requested by Lender and shall have received before each and every disbursement (other than a disbursement solely for interest) subsequent to the initial disbursement endorsements (Form 107.3) as requested by Lender to the title policy indicating that since the preceding Advance, there has been no change in the status of title and no other exceptions not theretofore approved by Lender. No Material Adverse Event shall have occurred affecting title to the Real Property.

6.3 Construction.
-----------------

The Improvements are being and have been constructed to date substantially in accordance with the Construction Documents, the Project Budget, and the Project Schedule.

6.4 SNDA.
---------

Lender shall have received a subordination, non-disturbance and attornment agreement, on a form approved by Lender, from each tenant in the Project within sixty (60) days following closing, unless Lender has exempted the tenant whose lease provides for automatic subordination.

6.5 Casualty.
-------------

The Improvements shall not have been materially damaged by any casualty, unless Lender shall have received insurance proceeds in an amount deemed by Lender to be sufficient for complete repair of the damage and that when added to the undisbursed balance of the Loan are sufficient for completion of the Project in accordance with the Construction Documents.

6.6 Updated Appraisal.
----------------------

The disbursement requested shall not cause the outstanding principal balance of the Loan to exceed the maximum loan-to-value ratio or loan to cost ratio stated in Section 2.2 above. If requested by Lender, Lender shall have received an updated appraisal. If an Event of Default exists, if Lender has reasonable cause to believe that the value of the Real Property has been impaired for any reason whatsoever, if an appraisal is required in order to comply with regulatory requirements, if the appraisal is ordered in connection with an extension of the Maturity Date or a casualty loss to the Improvements, then the cost of such appraisal shall be at Borrower's expense; provided that Borrower shall not be responsible for the cost of more than one appraisal annually. Otherwise, such appraisal shall be conducted at the Lender's expense.

6.7 Financials.
---------------

No Material Adverse Event shall have occurred affecting Borrower or Guarantor. Lender may require that Borrower provide it with satisfactory evidence that there is not pending against Borrower or any Guarantor a petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors or petition seeking reorganization or arrangement pursuant to federal bankruptcy laws or of any similar state law, or any other action brought pursuant to the aforesaid bankruptcy laws. Upon request of Lender, Borrower shall supply Lender with a written certification stating that no condition exists, which materially adversely affects the financial condition of Borrower, or the Real Property. Lender may also conduct a credit investigation which Lender deems advisable or order any and all credit reports upon Borrower and Guarantor, and such investigation or reports shall not reveal any Material Adverse Event.

6.8 Construction.
-----------------

Borrower shall not have done or permitted anything to be done that would materially and negatively affect the completion of the Project or the performance of any of the Construction Contracts.

6.9 Compliance.
---------------

Borrower shall have theretofore complied with all of its covenants and agreements contained in this Agreement, the Note and the other Loan Documents, and all representations and warranties of Borrower contained herein or in any other Loan Document shall be true as of the date of disbursement as if first made on that date; and there shall not exist an Event of Default nor shall there exist the occurrence of an event which with the passage of time or notice, or both, would result in an Event of Default.

6.10 Contractors.
-----------------

For each proposed Project, Borrower shall have provided a list certified by Borrower and General Contractor of all subcontractors with whom Borrower or Contractors have contracted, a list certified by each subcontractor shown on such list containing all subcontractor's suppliers, and subcontractors, and evidence that all persons shown on such lists have received payment for all work performed for the period covered by the previous Disbursement Request, and that all such persons have executed appropriate lien waivers for such work and materials furnished. Such evidence may include, but is not necessarily limited to, copies of canceled checks, original invoices, and original lien waivers.

6.11 Mechanic's Liens.
----------------------

Lender shall have received the lien waivers described in Sections 4 and 5. Lender shall not have received a notice of intent to file a mechanic's lien and no statement of lien or other mechanic's lien shall have been recorded affecting all or any of the Real Property.

6.12 Owners Equity.
-------------------

Lender shall have received evidence sufficient to indicate that Borrower has invested into the Project the minimum Borrower's Equity in the form of cash or Subordinated Debt. If Lender has not received sufficient evidence, Lender may require Borrower to invest such amounts and provide evidence of the same as a condition to any Advance or may require Borrower to make a Borrower's Deposit to be held by Lender in the Collateral Account and disbursed prior to any Advances on the Loan.


Section 7. Representations and Warranties.
------------------------------------------

Borrower represents and warrants to Lender that as of the date of this Agreement and as of the date of each disbursement of the Loan proceeds:

7.1 Recitals.
-------------

The recitals and statements of intent appearing in this Agreement are true, correct and complete.


7.2 Organization.
-----------------

Across America Real Estate Development Corp. is a corporation validly formed, existing and in good standing under the laws of the state of Colorado.

7.3 Power and Authorization.
----------------------------

Borrower has the full power to carry out its business now being conducted. The execution, delivery and performance of all Loan Documents by Borrower, to the extent to be executed, delivered or performed by Borrower: (a) have been duly authorized by all necessary corporate action; (b) do not require the consent or approval of any other person, regulatory authority or governmental body; and (c) do not conflict with, result in violation of, or constitute a default under any provision of any agreement or other instrument binding upon Borrower, or any law, governmental regulation, court decree or order applicable to Borrower.

7.4 Enforceability.
-------------------

This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy and insolvency laws affecting the rights of creditors generally.

7.5 Litigation and Claims.
--------------------------

There exists no litigation or claim (including those for past-due taxes) against Borrower or the Collateral which is pending, or for which Borrower has received written notice, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties.

7.6 Financial Information.
--------------------------

The financial statements of Borrower supplied to Lender disclosed their true and complete financial condition as of the date of the statements, and there has been no Material Adverse Event subsequent to the date of the most recent financial statements supplied to Lender. Borrower does not have any material contingent obligations except as disclosed in such financial statements.

7.7 Taxes.
----------

All tax returns and reports of Borrower that are or were required to be filed have been filed, and all taxes, assessments and other governmental charges have been paid in full.

7.8 Location of Borrower's Offices and Records.
-----------------------------------------------

The principal place of business of Borrower is located at 1440 Blake Street, Denver, Colorado.

7.9 Information.
----------------

All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true, and accurate in every material respect on the dates which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any amendment, modification or any material fact necessary to make such document information not misleading.

7.10 Survival of Representations and Warranties.
------------------------------------------------

Each request by Borrower for an Advance shall constitute an affirmation on the part of Borrower that the above representations and warranties are true, correct and complete as of the time of such request. Borrower understands and agrees that Lender is relying upon the above representations and warranties in making the Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as the Loan shall be paid in full.

Section 8. Affirmative Covenants.
---------------------------------

Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower and Guarantor will perform the following:

8.1 Payment of Loan.
--------------------

Borrower shall promptly pay and perform when due all obligations of Borrower contained herein or in another Loan Document.

8.2 Payment of Laborers and Materialmen.
----------------------------------------

Promptly and fully pay all laborers and materialmen for the Improvements in such amounts and at such times as necessary to prevent mechanics liens upon the Real Property. Borrower shall, upon demand, defend and indemnify Lender of and from all claims, suits or proceedings brought by any person allegedly unpaid for labor or materials supplied to the Project. This indemnity shall survive repayment and satisfaction of this Loan.

8.3 Completion of Improvements.
-------------------------------

Borrower shall proceed with construction without interruption and promptly complete the Improvements not later than the Maturity Date in a good and workmanlike manner according to the Project Plans and Specifications, free from all liens and encumbrances, and in accordance with the Construction Documents, and all applicable ordinances and statutes, zoning laws, and all regulations and building codes of any governmental or municipal agency having jurisdiction over the Improvements.

8.4 Enforcement of Contracts.
-----------------------------

Borrower shall strictly enforce the Construction Documents to ensure that the Contractors are required to promptly and diligently perform all of their obligations thereunder and in such a manner as to preserve Lender's security in the Real Property and Improvements.

8.5 Additional Contractor Lists.
--------------------------------

Borrower, promptly upon request of Lender from time to time, shall furnish to Lender correct lists of the Contractors, all subcontractors, suppliers and materialmen employed or retained in connection with the construction of the Improvements, together with, if required by Lender, copies of each such contract. Each such list shall show the name, address and telephone number of each such person, a general statement of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen if known, and the approximate dollar value of such labor or work with respect to each. Lender shall have the right to telephone or otherwise communicate with the Contractors, each subcontractor and materialman to verify the facts disclosed by said list or by any Disbursement Request, or for any other purpose.

8.6 No Other Security Interests.
--------------------------------

No materials, equipment, fixtures or any other part of the Improvements or articles of personal property placed in the Improvements shall be purchased or installed under any security agreement or other arrangements wherein the seller reserves or purports to reserve the right to remove or to repossess any such items or to consider them personal property after their incorporation into the Improvements.

8.7 Maintenance of Licenses and Permits.
----------------------------------------

Borrower shall maintain in full force and effect all rights and licenses necessary to carry on its business, and all permits, licenses, consents and approvals necessary for the construction, maintenance and operation of the Improvements. Borrower shall maintain its present existence and shall maintain executive personnel and management at a level of experience and ability equivalent to present personnel and management.

8.8 Litigation.
---------------

Promptly inform Lender in writing of: (a) any Material Adverse Event affecting Borrower's financial condition; (b) all litigation and claims and all threatened litigation and claims affecting Borrower which could materially affect the financial condition of Borrower; and (c) all litigation concerning all or any portion of the Collateral. In the event that such litigation concerns or affects any of the Collateral, Lender may engage counsel to make an appearance and defend Lender's interest in the Collateral, all at Borrower's expense. In addition, in the event that such litigation asserts a lien or a claim to title of all or any portion of the Collateral, Borrower shall, at Lender's election, also either post a bond or deliver other cash security with Lender (or with the court in the case of a mechanic's lien) in an amount of one-and-one-half times the amount of such claims within thirty (30) days of the date of the initiation of such litigation (provided that if the lien is recorded, such as a mechanic's lien, then the bond or security shall be posted within thirty (30) days of recording). Such bond or cash security shall be held by Lender (or with the court in the case of a mechanic's lien) until the conclusion of such litigation and may be used at Borrower's election to settle such litigation. If not settled or concluded in favor of Borrower, the bond or cash security may be used by Lender to either pay off such claimants or may be applied against the Loan. If cash security is pledged, Borrower may use the cash to settle any such dispute (provided that the funds will only be released upon a final and complete settlement of the claims).

8.9 Financial Records.
----------------------

Borrower shall maintain its books and records in accordance with the accounting principles historically used by Borrower, applied on a consistent basis, and Borrower will permit Lender to examine and audit Borrower's books and records at all reasonable times. All books and records shall separately account for the income and expenses attributable to the Real Property. Borrower shall deliver to Lender the following financial information, all of which shall be in a form and content reasonably acceptable to Lender, on or before the date specified below:

          a. Whenever requested and in any event within ninety (90) days after the end of each fiscal year, Borrower shall furnish to Lender its (i) unqualified audited annual financial statements prepared by a certified public accountant acceptable to Lender, (ii) a balance sheet, (iii) statement of income and expenses, and (iv) statement of cash flows that include the results of the financial operations of Borrower. To the extent that they comply with the requirements of this section, Borrower may furnish to Lender the reports filed with the Securities and Exchange Commission.

          b. Semi-annually and as soon as practicable and in any event within forty-five (45) days after the end of each semi-annual period, Borrower will furnish a certified, internally-prepared balance sheet, income statement and operating statements.

          c. Within forty-five (45) days after each calendar quarter, Borrower shall furnish a covenant compliance certificate in the form of Exhibit A for the prior quarter certifying compliance with the financial/liquidity covenants, together with a copy of all brokerage and bank statements used to support the certification.

          d. Within forty-five (45) days of filing with the Internal Revenue Service, Borrower shall furnish a certified copy of its federal income tax returns, together with all K-1s, 1099s, sub chapter S corporation and partnership income tax returns, W-2s and other schedules and exhibits, and, if any extensions are filed, Borrower shall furnish Lender with a copy of any extensions within five (5) days of filing the same with the Internal Revenue Service.

          e. Borrower shall furnish such additional reasonable information and statements, lists of assets and liabilities, aging of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition, the Real Property, and business operations as Lender may reasonably request from time to time.

8.10 Insurance.
---------------

In addition to any insurance required under any other Loan Document, Borrower shall obtain, maintain or cause to be maintained and shall deliver to the Lender policies of insurance, at its expense, providing the following:

          a. Policies of insurance evidencing bodily injury, death or property damage liability coverages in amounts not less than $1,000,000.00 (combined single limit), and an excess/umbrella liability coverage in an amount not less than $2,000,000.00 shall be in effect with respect to the Borrower. Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations.

          b. "Special Cause of Loss" insurance on the Improvements in an amount not less than the full insurable value on a replacement cost basis of the insured Improvements and personal property related thereto. During the construction period, such policy shall be written in the so-called "Builder's Risk Completed Value Non-Reporting Form" with no coinsurance requirement and shall contain a provision granting the insured permission to occupy. Such policy shall not contain an exclusion for terrorist losses.

          c. If applicable, evidence of worker's compensation insurance coverage satisfactory to Lender.

          d. If the Real Property, or any part thereof, lies within a "special flood hazard area" as designated on maps prepared by the Department of Housing and Urban Development, a National Flood Insurance Association standard flood insurance policy, plus insurance from a private insurance carrier if necessary, for the duration of the Loan in the amount of the full insurable value of the Improvements.

          e. Such other insurance as the Lender may require, which may include, without limitation, errors and omissions insurance with respect to the contractors, architects and engineers, earthquake insurance, rent abatement and/or business loss.

     All insurance policies shall (i) be issued by an insurance company having a rating of "A" VII or better by A.M. Best Co., in the Best's Rating Guide, (ii) name the Lender as an additional insured on all liability insurance and as mortgagee and lender loss payee on all casualty insurance, (iii) provide that the Lender is to receive thirty (30) days written notice prior to non-renewal or cancellation, (iv) be evidenced by a certificate of insurance to be held by the Lender, and (v) be in form and amounts acceptable to the Lender. Borrower will provide Lender with loss payee endorsements, non-contributing mortgagee's endorsements, or other endorsements as Lender may require. If any insurance policies are blanket policies, they shall contain an agreed amount endorsement, in amounts reasonably approved by Lender.


8.11 Insurance Reports.
-----------------------

In addition to any reports required in the Deed of Trust, Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least 30 days prior written notice to Lender. In connection with all policies covering the Real Property, Borrower shall furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including, without limitation the following: (a) the name of the insurer; (b) the names of all insureds and loss payees; (c) the risks insured;
(d) the amount of the policy; (e) the properties insured; (f) the then-current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (g) the expiration date of the policy.

8.12 Other Agreements.
----------------------

Borrower shall comply with all material easements, covenants, declarations, other agreements affecting the Real Property including, without limitation, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreement. As used in this Section "Material" shall mean having an economic impact of $10,000.00 or more.

8.13 Taxes, Charges and Liens.
------------------------------

Borrower shall discharge when due any of its other obligations, including, without limitation, all assessments, taxes, governmental charges, levies and liens of every kind and nature imposed upon Borrower or its properties, income or profits prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income or profits, including, but not limited to, the Real Property; provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim that affects the Collateral so long as: (a) the amount or legality of the same shall be contested in good faith by appropriate proceedings; (b) Borrower promptly notifies Lender of the contest and keeps Lender informed as to the status of the contest; (c) the contest and delay in payment of such tax would not, in Lender's opinion, jeopardize Lender's security interest in or the value of the Collateral; (d) within thirty (30) days of the date the same became due, Borrower shall either (i) have established, with Lender's approval, on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with generally-accepted accounting practices, or (ii) if Lender has not approved the reserve, have posted a bond in favor of Lender, issued by a surety acceptable to Lender in an amount equal to one and one-half of the amount of such lien; and
(e) Borrower promptly pays all amounts ultimately determined to be payable.

8.14 Operations.
----------------

Borrower shall conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, all minimum funding standards and other requirements of the Employee Retirement Income Security Act of 1974, as amended, and other laws applicable to Borrower's employee benefit plans, if any. Borrower's sole business is the development, construction and rental of the Real Property. Borrower shall not engage in any business other than the ownership, development, construction and rental of the Real Property.

8.15 Inspection of Books.

Borrower shall permit employees or agents of Lender, at its own expense, at any reasonable time to inspect any and all Collateral and Borrower's other properties and to examine or audit Borrower's books, accounts and records and to make copies and memoranda of Borrower's books, accounts and records. If Borrower now or at any time hereafter maintains any records (including, without limitation, computer-generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon reasonable request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

8.16     Collateral Inspection.

                  a. Borrower shall permit Lender and its representatives, including Inspector, to enter upon the Real Property and observe the construction of the Improvements and all materials to be used in construction thereof; permit them to examine the Real Property Construction Documents; all detailed plans and shop drawings for the Improvements, and all of Borrower's books, records, contracts and bills with respect to the Improvements; and cause the subcontractors to cooperate with Lender in this regard. Observation by Lender of construction shall be for the purpose of protecting the security of the Loan only, and such observation shall in no way be construed as an acknowledgement that the Construction Documents have been complied with or that the construction is free from defect or in compliance with the terms of this Agreement.

                  b. In addition, Inspector, at Borrower's expense, shall make regular observations of the Real Property as construction progresses and at all critical times during construction to determine that the work is progressing in a timely manner and in compliance with the Project Schedule, to review each request for a loan disbursement to reasonably ascertain that all construction to the date of request has been completed to the extent indicated in Borrower's request and to furnish Lender with full and complete reports of the construction and provide Borrower with copies of such reports.

8.17 Bonds.
-----------

In the event that a mechanic's or other lien is filed encumbering the Real Property, Borrower shall, in addition to the other requirements of the Loan Documents, immediately notify Lender thereof and, upon request of Lender, obtain for the benefit of Lender a corporate surety bond in an amount and with sureties satisfactory to Lender or, at Borrower's election, a cash deposit to be deposited with the Title Company or the court in such a manner as to cause the lien to be satisfactorily released within thirty (30) days of the date filed.

8.18 Correction of Defects.
---------------------------

Borrower shall proceed diligently to correct material defects and the completion of Improvements described in the Construction Contracts.

8.19 Lien Waivers.
------------------

Borrower shall obtain lien waivers from all Contractors through the use of check endorsements and lien waiver forms acceptable to Lender.

8.20 Publicity.
---------------

Borrower shall permit Lender to install a sign or billboard at the Real Property indicating that Lender has provided construction financing and to otherwise use Borrower's name and the Project in the promotion of Lender's business in accordance with all local ordinances and signage restrictions.

8.21 Financial Covenants.
-------------------------

Except as otherwise noted, all capitalized terms in this paragraph and not otherwise defined in this Agreement shall have the meanings determined in accordance with GAAP. In addition, except as otherwise noted, all financial computations shall be made in accordance with GAAP. Until the Loan is re-paid in full, Guarantor shall maintain:

          a. Guarantor's Liquidity. At all times, Guarantor shall maintain a minimum Liquidity of $15,000,000.00, to be measured quarterly using mark-to-market accounting.

8.22 Leases.
------------

Borrower shall exercise its good faith, best efforts to comply with and perform all of its obligations under each Approved Lease. Borrower shall provide to Lender, within five (5) days of Borrower's receipt, copies of any correspondence, notices, demands or proposed amendments pertaining to all Approved Leases. If Lender so requests, Borrower shall from time to time obtain from any Lessee and deliver to Lender estoppel certificates, and, if required in the tenant's leases, a subordination, non-disturbance and attornment agreement, all in a form and substance approved by Lender.

8.23 Additional Assurances.
---------------------------

Borrower shall make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loan and to perfect all security interests and liens in the Collateral.


Section 9. Negative Covenants.
------------------------------

Borrower covenants and agrees with Lender that Borrower shall not, without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion, engage or permit any of the following to occur:

9.1 Continuity of Operations.
-----------------------------

Borrower shall not: (a) engage in any business activities substantially different than those in which Borrower is presently engaged; (b) cease operation, liquidate, merge or consolidate with any other entity; (c) change its management or turn over management of its affairs to any other person; (d) change its name or operate its business under any assumed name, or (e) change the state of its formation.

9.2   Liens.
------------

Borrower shall not pledge, encumber or collaterally assign any of the Collateral, except to Lender.


9.3 Change in Accounting Period.
--------------------------------

Change the times of commencement or termination of their fiscal year or other accounting periods, or change its methods of accounting other than to conform to generally-accepted accounting principles applied on a consistent basis.

9.4 Loans, Acquisitions and Guaranty.
-------------------------------------

Borrower shall not loan money or assets, purchase or acquire any interest in any other enterprise or entity, or incur any obligation as surety or guarantor other than in the ordinary course of business.

9.5 Special Districts.
----------------------

Borrower shall not seek to form or consent to the formation of any special district in which the Real Property would be located, including, without limitation, any special improvement district, business improvement district, metropolitan district, weed district, recreational district or any other governmental or quasi-governmental entities that have authority to make assessments against the Real Property. In the event such district is proposed, Borrower shall immediately give Lender notice of such event and Borrower agrees to exercise its good faith, reasonable efforts to oppose the formation of such district.

9.6 Approved Leases.
--------------------

Borrower shall not execute or enter into a new lease affecting the Real Property or a renewal or extension of an existing Approved Lease without having obtained Lender's Consent to the terms and rental rates of the proposed lease and Lender's approval of the financial and business conditions and prospects of the proposed Lessee. Borrower shall not terminate, cancel, amend, extend, waive, assign or rescind all or any portion of any Approved Lease. Borrower shall not subordinate any Approved Lease to any lien other than the lien of the Deed of Trust. Borrower shall not exercise any remedy to sue any Lessee or to terminate any Approved Lease and shall not enter into any lease buy-outs. Lease buy-outs shall be subject to approval by Lender with an acceptable replacement tenant. All proceeds from lease buy-outs in excess of funds estimated for tenant improvements and leasing commission for such space shall be applied to the principal balance of the Loan. Borrower will not make, consent to or permit any new lease or agreement for the occupancy of all or any portion of the Real Property, except for Approved Leases. Borrower shall not collect any rent or other charge from any Lessee more than thirty (30) days in advance of the date due. Borrower shall not offer or commit to any free rent, rent rebate, rent abatement or any other cancellation of rent due under any Approved Lease.

9.7 Alteration of Project Documents.
------------------------------------

For each Project, Borrower shall not permit any material change in the Project Plans and Specifications, Construction Contracts, or the Project Budgets without Lender's prior written consent. Borrower shall not make or permit any material reallocations among the line items contained in the Project Budgets without Lender's prior written consent. As used in this Section, the term "Material" shall mean having an economic impact of $25,000.00 or more or which increases any line item in any Project Budget by five percent (5%) or more; provided that if Borrower has permitted any number of change orders or modifications which have increased the costs of all Projects by $100,000.00 in the aggregate, then the term "Material" shall thereafter mean having an economic impact of $10,000.00. Borrower shall not permit any change in the Project Plans and Specifications. Any requested changes shall be submitted on a form acceptable to Lender and accompanied by a copy of the portion of the Project Plans and Specifications applicable to the changes. Prior to implementing any change order which increases the costs of completing the Project, Borrower shall make a Borrower's Deposit with Lender of sufficient cash to cover the cost of all change orders that increase the cost of the Improvements. All such funds shall be held by Lender and disbursed in the manner provided herein for the Collateral Account and are hereby assigned to Lender as additional security for the Loan and all other indebtedness of Borrower arising hereunder

9.8 Contractor's Insurance.
---------------------------

All Contractors shall maintain the types, amounts and coverages of insurance reasonably requested by Lender.

9.9 New Fees.
-------------

Borrower shall not permit any new agreement or enter into any modification or amendment of any contracts, participation agreements, facilities fee agreements, tap purchase agreements, development agreements, or any other financial arrangements between Borrower and any Governmental Authority or any district in which the Real Property is located which would cause or create any new or additional fees or charges assessable against the Real Property.

9.10 Change in Status of Real Property.
---------------------------------------

Borrower shall not consent to any modification, amendment, cancellation or change in the zoning, utility agreements, condominium maps, plats, easements, covenants, declarations, licenses and permits affecting or concerning the Real Property.

9.11 Loan-to-Value.
-------------------

Permit the unpaid principal balance of any Loan plus all amounts committed and not yet advanced thereunder to exceed seventy-five percent (75%) of the value of the Real Property, upon completion of renovation and stabilization, as approved or determined by Lender in its sole discretion after its review of the latest Approved Appraisal. If for any reason the loan-to-value percentage exceeds said percentage, then Borrower shall upon Lender's demand, immediately reduce the unpaid principal balance of the Loan to reduce the loan-to-value percentage to, at or below said percentage.

9.12 Loan-to-Cost.
------------------

Permit the outstanding principal balance of any Loan to exceed a loan-to-cost ratio of seventy-five percent of the acquisition and Project costs for the Real Property. If for any reason the loan to cost ratio exceeds said percentage, the Borrower shall upon Lender's request immediately reduce the outstanding principal of the Loan to below such percentages.

9.13 Government Regulation.
---------------------------

Be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Lender from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower, or fail to provide documentary and other evidence of Borrower's identity as may be requested by Lender at any time to enable Lender to verify Borrower's identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

Section 10. Events of Default.
------------------------------

Each or any one of the following shall constitute an Event of Default under this Agreement.


10.1 Event of Default.
----------------------

The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Agreement.

          a. Any failure to pay any principal or interest under the Note when the same becomes due and payable and such failure continues for ten (10) days after notice thereof to Borrower, or the failure to pay any other sum due under the Note, this Agreement or any Loan Document when the same shall become due and payable and such failure continues for ten (10) days after notice thereof to Borrower. No notice, however, shall be required for any amounts due upon maturity of the Note.

          b. Any failure or neglect to perform or observe any of the covenants, conditions or provisions of this Agreement, the Note, any Loan Document or any other document or instrument executed or delivered in connection with the Loan (other than a failure or neglect described in one or more of the other provisions of this Section 10) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty (30) days after notice thereof to Borrower.

          c. Any warranty, representation or statement contained in this Agreement, in the Note or in any Loan Document or any other document or instrument executed or delivered in connection with the Loan, or made or furnished to Lender by or on behalf of Borrower, that shall be or shall prove to have been false when made or furnished.

          d. The filing by Borrower or any Guarantor (or against Borrower or such Guarantor to which Borrower or such Guarantor acquiesces or that is not dismissed within sixty (60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Borrower or such Guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Borrower or such Guarantor.

          e. The insolvency of Borrower or any Guarantor or the execution by Borrower or any Guarantor of an assignment for the benefit of creditors; or the convening by Borrower or any Guarantor of a meeting of their creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Borrower or any Guarantor to pay their debts as they mature; or if Borrower or any Guarantor are generally not paying their debts as they mature.

          f. The admission in writing by Borrower or any Guarantor that they are unable to pay their debts as they mature or that they are generally not paying their debts as they mature.

          g. The death or incapacity or dissolution of any Guarantor or the revocation of any Guaranty by any Guarantor.

          h. Any levy or execution upon, or judicial seizure of any portion of any Collateral.

          i. Any attachment or garnishment of, or the existence or filing of any lien or encumbrance, other than any lien or encumbrance permitted by a Deed of Trust, against any portion of any Collateral that is not removed or released within thirty (30) days after its creation.

          j. The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of any Collateral or security for the Loan, that is not dismissed within thirty (30) days after its institution other than for mechanics lien or which a bond has been posted as provided herein.

          k. The occurrence of any default under the Note, any of the Loan Documents or any other document or instrument executed or delivered in connection with the Loans and the expiration of any applicable notice and cure period.

          l. The occurrence of any event of default under any document or instrument given by Borrower, any Guarantor, or any entity owned by all or any of the same persons or entities that own Borrower in connection with any other indebtedness or obligation of Borrower, any Guarantor, or any such entity owed to Lender.

          m. Any such action shall be taken by any Governmental Authority that would materially and adversely affect timely substantial completion of the Project by the Completion Date or the use or occupation of the Project for their intended purpose and such action shall not have been reversed or remedied within a period of thirty (30) days from the taking thereof.

          n. If Borrower fails to construct the Improvements in substantial accordance with the Construction Documents and such failure is not cured within twenty (20) days after written notice of such default by Lender to Borrower or if the failure is for a reason beyond the control of Borrower, then for a reasonable time not to exceed sixty (60) days, so long as Borrower is diligently pursuing a cure.

          o. If any Governmental Authority should declare a default under any subdivision agreement or otherwise refuses to issue any permits necessary for the development of any Project or any certificates of occupancy required for the occupancy of any Project as a result of any action or failure to act attributable to Borrower.

          p. A transfer, sale or conveyance of any of the Collateral prohibited under any of the Loan Documents.

          q. The failure of the Guarantor to pay any amounts due under any Loan within five (5) days of the date the same became due.

          r. The failure or neglect of Guarantor to perform or observe any of the covenants, conditions or provisions of Guaranty within ten (10) days of notice or any breach of any warranty or representation contained in the Guaranty.

Section 11. Effect of an Event of Default; Remedies.
----------------------------------------------------

If any Event of Default shall occur, Lender, at Lender's option, may cease making any Advances under any Loan and/or may accelerate the Obligations, at Lender's option, to become immediately due and payable. Upon an Event of Default, Lender shall have no obligation to review and approve any new proposed projects. Upon an Event of Default, all sums due under the Loan Documents shall accrue interest at a rate ("Default Rate") of interest equal to 4% per annum over the pre-default rate of interest. In addition to accelerating the Obligations due and payable under the Loan, Lender may exercise any other remedy it may have under this Agreement, any Loan Document, or any Security Document, or those available at law or in equity or by statute, including, without limitation, the rights of specific performance. Lender may elect to enforce the Loan or any of its rights or remedies successively, concurrently, or consecutively, in any order and at any time or from time to time as it may so determine in its sole and absolute discretion. No failure or delay on the part of Lender in exercising any right, power or privilege under this Agreement, the Loan Documents or under the law, and no course of dealing between Borrower and Lender shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege. Borrower hereby waives any defense or claim of marshalling or that Lender must proceed against any particular Collateral in any particular order or at any particular time. Without limiting the foregoing, upon the occurrence of an Event of Default, Lender shall have the right, acting on its own behalf or through a court appointed receiver which may be appointed upon ex parte application without notice to Borrower, to take possession of the Collateral and perform any and all work it deems advisable or necessary to protect the Improvements and complete them substantially in accordance with the Construction Documents. Borrower hereby irrevocably constitutes and appoints Lender and/or any court appointed receiver its attorney-in-fact with full power and authority upon the occurrence of an Event of Default to do all or any of the following: (a) take possession of, protect and complete the Improvements; (b) use funds not disbursed pursuant to the Loan for the purpose of completing the Improvements and payment of costs related thereto; (c) make such additions, changes and corrections in the Construction Documents as deemed necessary or desirable by Lender to complete the Project without loss to Lender; (d) employ such Contractors, subcontractors, agents, architects and other persons that Lender deems necessary or desirable to complete the Project; (e) pay, settle or compromise all existing invoices, charges and claims relating to the Real Property and/or the Improvements as it deems necessary for completion of the Improvements and clearance of title to the Real Property for protection of its interest; (f) prosecute and defend all actions and proceedings in connection with construction of the Improvements and apply the proceeds of any judgment in any such action against any of the Obligations as it determines in its sole discretion; (g) execute, acknowledge and deliver all instruments and documents in the name of Borrower and do and perform all acts in the name of Borrower that Lender deems necessary or appropriate to complete the construction of the Improvements; (h) lease the Real Property and execute and deliver leases in the name of Borrower. Nothing contained in this Section shall prohibit Lender from altering the Construction Documents to effect a reduction of the cost of any item therein when in the exercise of reasonable judgment Lender determines that such action is necessary to provide for the sale of all or a portion of the Improvements or to protect or enhance the value of the Improvements or Real Property as security for satisfaction of the Obligations. No delay or failure of Lender in the exercise of any right or remedy shall be deemed a waiver of any further exercise of such right or remedy or of any other rights of Lender as to any security for the Obligations, and shall not affect the rights of Lender to enforce payment of the Loan and to recover judgment for any portion thereof remaining unpaid. The rights and remedies herein expressed are cumulative and not exclusive of any right or remedy that may be available to Lender under its Loan Documents or by law or otherwise. Borrower specifically waives any obligation of Lender, if any, to accept a deed in lieu or to pursue any Collateral at any particular time.

Section 12. Action Upon Agreement.
----------------------------------

12.1 No Third Party Beneficiaries.
----------------------------------

This Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon.

12.2 Integration.
-----------------

This Agreement embodies the entire Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives.

12.3 Modifications.
-------------------

No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

12.4 No Joint Venture.
----------------------

Lender and Borrower each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Lender for any purpose or in any respect.

Section 13.  General.
---------------------

13.1 Setoff. Borrower hereby grants to Lender a security interest in, and Lender is hereby authorized at any time and from time to time, without prior notice to Borrower (any such notice being expressly waived by the Borrower), to set off and apply, any and all accounts and deposits (general or special, time or demand, provisional or final) at any time held by Lender, or any branch, subsidiary, or affiliate of Lender, and all other indebtedness at any time owing by Lender or any branch, subsidiary, or affiliate of Lender, to or for the credit or the account of Borrower (including all accounts held jointly with another, but excluding any IRA or Keogh accounts, or any trust accounts for which a security interest would be prohibited by law), against any and all of the Obligations of Borrower now or hereafter existing under the Loan Documents. Such security interest may be enforced, and such right of setoff may be exercised, by Lender irrespective of (i) whether or not Lender shall have made any demand under the Loan Documents and (ii) whether such Obligations are contingent, matured, or unmatured. Lender agrees promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

13.2 Survival and Severability.
-------------------------------

This Agreement shall survive the making of the Loan and shall continue so long as any part of the Loan, or any extension or renewal thereof, remains outstanding. If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of that provision in any other jurisdiction, and the validity, legality and enforceability of the remaining provisions hereof in all jurisdictions, shall not be affected or impaired in any way.

13.3 Discretionary Rights.
--------------------------

All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorneys' fees, shall be secured by the Security Documents, shall bear interest at the highest rate payable on the Loan until paid, and shall be due and payable by Borrower to Lender immediately without demand.

13.4 Standard of Review.
------------------------

Whenever any of the Loan Documents require Lender's consent or approval, such consent or approval may be granted or withheld by Lender in Lender's sole and absolute discretion, for any reason or no reason whatsoever, unless the context of such sentence specifically requires Lender to act reasonably. In such cases, it shall be reasonable for Lender to act in accordance with the terms of the Loan Documents or as would otherwise be reasonable for national banks located in Denver, Colorado. In either case, Lender may impose additional conditions and requirements prior to granting such consents or approvals.

13.5 Indemnity.
---------------

Borrower shall indemnify and hold Lender harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to attorneys' fees and expenses, arising out of any matter relating, directly or indirectly, to the Loan, to the ownership, development, construction, or sale of the Real Property and Improvements, whether resulting from internal disputes of Borrower, disputes between Borrower and any Guarantor, or whether involving other third persons or entities, or out of any other matter whatsoever related to any of the Loan Documents, or any property encumbered thereby, but excluding any claim or liability which arises as the direct result of the gross negligence or willful misconduct of Lender. This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loan and the Advances but shall also survive the repayment of the Loan and the performance of all of Borrower's other obligations hereunder.

13.6 Joint and Several.
-----------------------

If Borrower consists of more than one person or entity their liability shall be joint and several. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

13.7 Time of Essence.
---------------------

Time is expressly made of the essence of this Agreement.


13.8 Notices.
-------------

All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. All notices (excluding payment notices) given to Borrower by Lender shall be given to Guarantor contemporaneously therewith. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (a) actual receipt by that party; (b) delivery to the designated address of that party, addressed to that party; or (c) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The initial designated address of a party shall be the address of that party shown below or such other address as that party, from time to time, may specify by notice to the other parties.

        Borrower:               Across America Real Estate Development
                                1440 Blake Street
                                Denver, CO  80202

        Guarantor:              G. Brent Backman        GDBA Investments, LLLP
                                                        1440 Blake Street
                                                        Denver, CO  80202
                                Karen A. Backman
                                70 Avalanche Canyon
                                Jackson Hole, WY  83001

        Lender:                 Vectra BankColorado, NA
                                8000 East Belleview, Suite A-100
                                Greenwood Village, Colorado  80111

13.9 Payment of Costs.
----------------------

Borrower shall pay upon demand all costs and expenses arising from the preparation of this Agreement, the closing of the Loan, the making of Advances and the monitoring and administration of the Loan, including but not limited to title insurance premiums, other title company charges, recording and filing fees, costs of Uniform Commercial Code searches, Lender's in-house and outside attorneys' fees, if any, Lender's documentation fee, Lender's inspection fees, environmental review fees, appraisal and appraisal review fees, any intangible or recording taxes and any other charges that may be imposed on Lender as a direct result of this transaction.

13.10 Choice of Law.
--------------------

This Agreement shall be governed by and construed according to the laws of the State of Colorado, without giving effect to conflict of laws principles.

13.11 Successors.
-----------------

Except as otherwise provided herein, this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

13.12 Headings.
---------------

The headings or captions of sections and paragraphs in this Agreement are for reference only, do not define or limit the provisions of such sections or paragraphs, and shall not affect the interpretation of this Agreement.

13.13 Assignments and Participations and Information Sharing.
-------------------------------------------------------------

Lender, at any time, shall have the right to sell, assign, transfer, or negotiate the Loan and the Loan Documents, in whole or in part, and to grant participation interests in the Loan and the Loan Documents. Borrower hereby acknowledges and agrees that any such disposition shall give rise to a direct obligation of Borrower to each such assignee or participant. Lender is authorized, without any limitations whatsoever, to share with any actual or prospective assignee or participant, any Lender's affiliate, any derivative counter parties and any rating agencies, any customer information or document that Lender may have or obtain regarding the Loan, the Loan Documents, the Projects, Borrower, or any Guarantor of the Loan. In addition, Lender is authorized, without any limitations whatsoever, to furnish such information to affiliates of Lender.

13.14 Counterparts.
-------------------

This Agreement may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

13.15 Partial Payments.
-----------------------

Borrower agrees that partial payments of any installment or amount due to Lender, even if indorsed and negotiated by Lender, shall not constitute an accord and satisfaction of the full installment or amount due unless Borrower follows the following procedures: Any proposal by Borrower for a partial payment/accord and satisfaction must be presented directly to the officer handling the administration of the Loan, together with correspondence specifically requesting that Borrower be relieved of the balance of the obligation, and stating the specific dollar amount of the requested release.

Lender may unilaterally reject such proposal. Such proposal shall only be deemed accepted if such officer responds to Borrower in writing specifically relieving Borrower of the balance of the obligation by identifying the amount forgiven in a specific dollar amount. In the event Lender cashes an instrument under which Borrower asserts an accord and satisfaction, Lender shall have one (1) year from the date the instrument was negotiated to return the partial payment and rescind the accord and satisfaction.

13.16 USA PATRIOT ACT NOTIFICATION.
-----------------------------------

The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:


        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.
        -----------------------------------------------------------------

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for
Borrower: When Borrower opens an account, if Borrower is an individual Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and if Borrower is not an individual Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower. Lender may also ask, if Borrower is an individual to see Borrower's driver's license or other identifying documents, and if Borrower is not an individual to see Borrower's legal organizational documents or other identifying documents.

13.17 WAIVER OF SPECIAL DAMAGES.
--------------------------------

BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT BORROWER MAY HAVE TO CLAIM OR RECOVER FROM LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

13.18 JURY WAIVER.
------------------

BORROWER, GUARANTOR AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, ANY OTHER LOAN DOCUMENT OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              "Lender"

                              VECTRA BANK COLORADO, NATIONAL ASSOCIATION


                              By: /s/
                                  ----------------------------------------------
                                  Vice President

                              "Borrower"

                              ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP., a Colorado corporation


                              By: /s/
                                  ----------------------------------------------
                                  President

                              "Guarantor"

                              GDBA INVESTMENTS, LLLP,
                              a Colorado limited liability limited partnership

                              By: /s/ Brent Backman
                                  ----------------------------------------------
                                  G. Brent Backman, General Partner

                                   /s/ Brent Backman
                                  ----------------------------------------------
                                  G. Brent Backman, Individually

                                   /s/ Karen A. Backman
                                  ----------------------------------------------
                                  Karen A. Backman, Individually

                                    EXHIBIT A


                  As of the Quarter Ending ____________________

The undersigned hereby certifies to Bank that the following financial information has been taken from the Guarantor's books and records which are complete and accurate and the following calculations of the financial covenants specified in the Credit Agreement are true and correct:

a) Guarantor shall not permit Guarantors' liquidity at any time to be less than $15,000,000 to be measured quarterly.

              x Required                  Actual

              $15,000,000             $____________

b) Attached hereto are the brokerage and bank account statements upon which Guarantor is relying in order to certify compliance with the above liquidity covenant.

The undersigned further certifies that (a) Guarantor is in compliance with all covenants contained in the Credit Agreement, and (b) there has been no Event of Default under the Credit Agreement, which has not been cured or waived, and no potential Event of Default has occurred.

                            GDBA INVESTMENTS, LLLP,
                            a Colorado limited liability
                            limited partnership


                            By:
                                   -------------------------------

                            Title:
                                   -------------------------------

                            Date:
                                   -------------------------------


                                    ------------------------------
                                    Guarantor

                                    ------------------------------
                                    Guarantor

                                    EXHIBIT B

                                     (SNDA)

                                       32